EXHIBIT 32.1

SECTION 906 CERTIFICATION OF MIKE THE PIKE PRODUCTIONS, INC.

In connection with the accompanying Annual Report on Form 10-K of Mike the Pike Productions, Inc. for the fiscal year ended December 31, 2014, the undersigned, Mark Newbauer, President and Chief Executive Officer and Jim DiPrima, Chief Financial Officer of Mike the Pike Productions, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the fiscal ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the fiscal year ended December 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Mike the Pike Productions, Inc.

Date:  April 15, 2015

/s/ Mark Newbauer
Mark Newbauer
President and Chief Executive Officer

/s/ Jim DiPrima
Jim DiPrima
Chief Executive Officer